UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2017

KEARNY FINANCIAL CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37399	30-0870244
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

120 Passaic Avenue, Fairfield, New Jersey	07004
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                                     (973) 244-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant's Certifying Accountant

(a)
The Audit Committee (the "Committee") of the Board of Directors of Kearny Financial Corp. (the "Company") recently conducted a competitive selection process to determine the Company's independent registered public accounting firm for the fiscal year ending June 30, 2018. As a result of this process, on August 30, 2017, the Company dismissed BDO USA, LLP ("BDO") as the Company's independent registered public accounting firm. The dismissal of BDO was approved by the Audit Committee of the Company's Board of Directors and will become effective immediately.

BDO's audit reports on the Company's consolidated financial statements as of and for the years ended June 30, 2017 and June 30, 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  The audit reports of BDO on the effectiveness of internal control over financial reporting as of June 30, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended June 30, 2017 and the subsequent interim period through August 30, 2017, there were (i) no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure,  or auditing scope or procedures, which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BDO a copy of the disclosures in this Form 8-K and has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company's statements in this Item 4.01. A copy of the letter dated September 1, 2017 is filed as Exhibit 16.1 to this Form 8-K.

(b)
On August 30, 2017, the Audit Committee of the Company's Board of Directors engaged Crowe Horwath LLP ("Crowe") as the Company's independent registered public accounting firm, effective August 30, 2017. During the two fiscal years ended June 30, 2017 and the subsequent interim period preceding the selection of Crowe, the Company did not consult with Crowe regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements, and Crowe did not provide any written report or oral advice that Crowe concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
	Exhibit No.	Description

	16.1	Letter of BDO USA, LLP, dated September 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEARNY FINANCIAL CORP.
Date: September 1, 2017	By:	/s/ Eric B. Heyer
Eric B. Heyer
Executive Vice President and Chief Financial Officer